Atlas U.S. Government Money Market Fund, Inc.

Supplement dated August 15, 2025
to the Statement of Additional Information (“SAI”) of
Atlas U.S. Government Money Market Fund, Inc. (the “Fund”)
dated July 18, 2025, as previously supplemented

This Supplement provides changes to certain disclosures to the Fund’s SAI, and should be read in conjunction with, the SAI dated July 18, 2025.

Effective until August 21, 2025, Paul Hopgood, President of the Fund will serve as interim Vice-President, Treasurer and Secretary of the Fund.

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This Supplement, and the SAI, dated July 18, 2025, as previously supplemented, provide relevant information for all shareholders and should be retained for future reference. The SAI has been filed with the Securities and Exchange Commission, and is incorporated by reference. The SAI can be obtained without charge by calling the Fund at 1-855-969-8440.